For Further Information Contact:
--------------------------------
David L. Renauld
Vice President, Corporate Affairs
(413) 665-8551

FOR IMMEDIATE RELEASE
---------------------
July 31, 2003

                             YDI WIRELESS ANNOUNCES
                               RECORD REVENUES AND
                      SECOND QUARTER 2003 FINANCIAL RESULTS

         FALLS CHURCH, VA, July 31, 2003 - YDI Wireless, Inc. (OTCBB:YDIW), a leading developer and supplier of broadband wireless solutions, today reported its financial results for the second quarter ended June 30, 2003.

Introduction
------------

     There was significant activity for the company in the second quarter of 2003. On April 1, 2003, Young Design, Inc. and Telaxis Communications Corporation combined to form YDI Wireless. At the annual stockholders meeting on June 24, 2003, the company's stockholders approved a reverse/forward stock split, the reincorporation of the company from Massachusetts to Delaware, and the formal change of the company's name to "YDI Wireless, Inc." These changes became effective July 9, 2003.

     As a result of the acquisition, the recently completed quarter was the first quarter of combined operations of Young Design and Telaxis. Given the extent of the ownership of Young Design's stockholders in the combined company upon completion of the transaction, Young Design is considered to be the acquiror for accounting purposes and the transaction is accounted for in the financial statements of the company as a reverse acquisition of Telaxis by Young Design. The results of operations of Telaxis are included in the consolidated financial statements from April 1, 2003, the closing date of the acquisition. The acquisition was accounted for as a purchase and the excess of net assets over the purchase price was recorded as negative goodwill and immediately recognized into income as required by generally accepted accounting principals.

Financial Results
-----------------

     Revenue for the quarter ended June 30, 2003 was $7.2 million, an increase of 13% over the revenue of $6.4 million for the quarter ended March 31, 2003 and an increase of 47% over the revenue of $4.9 million for the quarter ended June 30, 2002.

YDI Wireless Announces
 Record Revenues and Second Quarter 2003 Financial Results
July 31, 2003
Page 2

     Gross profit for the quarter was $2.3 million, an increase of 15% over the gross profit of $2.0 million for the quarter ended March 31, 2003 and an increase of 35% over the gross profit of $1.7 million for the quarter ended June 30, 2002.

     The net income for the second quarter of 2003 was $3.6 million or $0.06 per share, dilutive, compared to net income of $0.1 million or $0.01 per share, dilutive, for the first quarter of 2003 and net income of $0.4 million or $0.02 per share, dilutive, for the second quarter of 2002. The net income for the second quarter 2003 resulted from the immediate recognition of the negative goodwill from the Young Design-Telaxis transaction. This recognition resulted in a one-time gain of $4.7 million.

     "We are extremely happy with our top line growth in the second quarter and with the speed of the integration of YDI and Telaxis." states Robert Fitzgerald, Chief Executive Officer, who adds, "Although we are not surprised by the operating loss, we are not happy about it. YDI's heritage is that of a profitable company and we fully intend to get back in that position sooner rather than later. Our second quarter results include significant expenses related to the merger of YDI and Telaxis and the subsequent restructuring. Through additional top line growth and a continuous re-examination of operating expenses and opportunities for margin improvement, we are firmly committed to being profitable and cash flow positive.

     Going forward, we see the license free wireless industry to be sufficiently healthy and robust to support YDI's expansion plans and one that holds real promise of significant improvement. We believe that further consolidation in the license free wireless equipment manufacturer segment is inevitable and we are actively looking at opportunities that will complement our efforts. We hold to our basic beliefs that we must offer our customers the best price/performance package and the best service on a daily basis and that we must maintain sufficient financial strength to be able to honor this commitment. We believe that we are well positioned for the future."

About YDI Wireless
------------------
YDI Wireless, Inc. is a world leader in providing extended range, license free wireless data equipment and is the result of the recent combination of Young Design, Inc. and Telaxis. This combination brought together Young Design's license-free products that extend the range of IEEE 802.11 wireless local area network systems, point-to-point wireless backhaul products, diverse and broad customer base, and deep market and industry experience with Telaxis' high-frequency millimeter-wave expertise and FiberLeap(TM) and EtherLeap(TM) products. In addition, YDI Wireless is a leading designer of turn-key long distance wireless systems ranging from 19.9 kbps to 1 Gbps for applications such as wireless Internet, wireless video, wireless LANs, wireless WANs, wireless MANs and wireless virtual private networks. Additional information about YDI Wireless as well as its complete product line can be found at the Company's website located at http://www.ydi.com or by contacting the company by telephone
                    -------------------
at 413-665-8551 or by email at IR@ydi.com.
                               ----------

Safe Harbor Statement
---------------------
Statements in this press release that are not statements of historical facts are forward-looking statements that involve risks, uncertainties, and assumptions. Our actual results may differ materially from the results anticipated

YDI Wireless Announces
 Record Revenues and Second Quarter 2003 Financial Results
July 31, 2003
Page 3

in these forward-looking statements due to risks arising from and relating to the recent combination of Telaxis Communications and Young Design and our ability to achieve the contemplated benefits of that combination; the downturn and ongoing uncertainty in the telecommunications industry and larger economy; the intense competition in our industry and resulting impacts on our pricing, gross margins, and general financial performance; and the other factors discussed in our filings made from time to time with the Securities and Exchange Commission and in our other public statements.

                           - Financial Tables follow -

YDI Wireless Announces
 Record Revenues and Second Quarter 2003 Financial Results
July 31, 2003
Page 4


                       YDI WIRELESS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)


                                                                                       YDI Wireless,       Young Design,
                                                                                         Inc. and            Inc. and
                                                                                       Subsidiaries        Subsidiaries
                                                                                      (Consolidated)      (Consolidated)
                                                                                         June 30,          December 31,
                                                                                           2003                2002
                                                                                      --------------      --------------
                                                                                         (unaudited)
                                                                                      --------------
Assets
Current assets:
   Cash and cash equivalents........................................................  $        4,937      $          939
   Restricted cash .................................................................             353                   -
   Marketable securities ...........................................................           1,611                   -
   Accounts receivable, net.........................................................           2,607               1,686
   Refundable income taxes..........................................................             275                   -
   Other receivables................................................................             439                   -
   Inventory........................................................................           2,291               2,386
   Investment securities - trading..................................................               8                   4
   Deferred tax asset...............................................................             142                 142
   Deposit..........................................................................               1                   1
   Prepaid expenses.................................................................             200                 451
                                                                                      --------------      --------------


       Total current assets.........................................................          12,864               5,609
   Property and equipment, net......................................................           3,210               1,823

Other Assets:
  Investment in unconsolidated subsidiaries.........................................               -                  36
  Investment securities - available-for-sale........................................           1,013                 841
  Intangible assets, net............................................................             606                   9
  Deferred tax asset................................................................             245                 245
  Deposits..........................................................................              48                   9
  Other assets......................................................................               3                   -
                                                                                      --------------      --------------
                                                                                               1,915               1,140
       Total other assets...........................................................
                                                                                      --------------      --------------

       Total assets.................................................................  $       17,989      $        8,572
                                                                                      ==============      ==============

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable and accrued expenses............................................  $        3,772      $        2,158
   Current maturities of notes payable..............................................             851                 495
   Current deposit - non-refundable.................................................               -                   9
                                                                                      --------------      --------------

       Total current liabilities....................................................           4,623               2,662

Notes payable, net of current maturities............................................           1,291               1,402
                                                                                      --------------      --------------

       Total liabilities............................................................           5,914               4,064

Stockholders' Equity
   Preferred stock, $0.01 par value; authorized 4,500,000 shares at June 30, 2003
     and December 31, 2002, none issued ............................................               -                   -
   Common stock, $0.01 par value, authorized 100,000,000, issued 54,208,313 at June
     30, 2003; $0.0001 par value, 30,000,000 shares authorized, issued 15,000,000
     at December 31, 2002...........................................................             544                   2
   Additional paid-in capital.......................................................           3,684                 449
   Treasury stock ..................................................................             (37)                  -
   Retained earnings................................................................           7,747               4,066
   Accumulated other comprehensive income:
     Net unrealized gain/(loss) on available-for-sale securities....................             137                  (9)
                                                                                      --------------      --------------

       Total stockholders' equity...................................................          12,075               4,508
                                                                                      --------------      --------------

       Total liabilities and stockholders' equity...................................  $       17,989      $        8,572
                                                                                      ==============      ==============

YDI Wireless Announces
 Record Revenues and Second Quarter 2003 Financial Results
July 31, 2003
Page 5


                       YDI WIRELESS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)


                                                                  YDI Wireless,    Young Design,     YDI Wireless,    Young Design,
                                                                    Inc. and          Inc. and         Inc. and          Inc. and
                                                                  Subsidiaries      Subsidiaries     Subsidiaries      Subsidiaries
                                                                 (Consolidated)    (Consolidated)   (Consolidated)    (Consolidated)
                                                                 -------------     --------------   --------------    --------------
                                                                      For the Three Months                For the Six Months
                                                                         Ended June 30,                      Ended June 30,
                                                                 --------------------------------   --------------------------------
                                                                      2003            2002              2003                2002
                                                                 --------------    --------------   -----------       --------------
                                                                  (unaudited)      (unaudited)      (unaudited)         (unaudited)
                                                                 --------------    --------------   -----------       --------------

Revenues........................................................ $     7,229       $      4,870     $    13,665       $     9,880

Cost of goods sold..............................................       4,961              3,176           9,399             6,463
                                                                 -----------       ------------     -----------       -----------

    Gross profit................................................       2,268              1,694           4,266             3,417

Operating expenses:
    Selling costs...............................................         536                289           1,003               574
    General and administrative..................................       2,781                942           3,939             2,091
    Research and development....................................         454                 94             575               195
                                                                 -----------       ------------     -----------       -----------

       Total operating expenses.................................       3,771              1,325           5,517             2,860
                                                                 -----------       ------------     -----------       ------------

Operating income (loss).........................................      (1,503)               369          (1,251)              557

Other income (expenses):
    Interest income.............................................         146                 14             111                22
    Interest expense............................................         (34)               (24)            (63)              (62)
    Excess of acquired net assets over cost.....................       4,747                  -           4,747                 -
                                                                 -----------       ------------     -----------       ------------

       Total other income.......................................       4,859                (10)          4,795               (40)

Income before income taxes, extraordinary gain, cumulative
    effect of accounting change and minority interests..........       3,356                359           3,544               517

    Provision (benefit) for income taxes........................        (259)                 -            (177)                -
                                                                 -----------       ------------     -----------       -----------

Net income...................................................... $     3,615       $        359     $     3,721       $       517
                                                                 ===========       ============     ===========       ===========

Shares outstanding as of 6/30/03:                                 54,208,313         15,000,000      23,664,355        15,000,000

    EPS, basic.................................................. $      0.07       $       0.02     $      0.16       $      0.03
                                                                 ===========       ============     ===========       ===========

    EPS, diluted................................................ $      0.06       $       0.02            0.14       $      0.03
                                                                 ===========       ============     ===========       ===========